EXHIBIT 4.2

TPD

6.75% SERIES D CUMULATIVE REDEEMABLE
PREFERRED SHARES
PAR VALUE $.03
6.75% SERIES D CUMULATIVE REDEEMABLE
PREFERRED SHARES

PAR VALUE $.03


COMPANY LOGO


Weingarten Realty Investors

A TEXAS REAL ESTATE INVESTMENT TRUST

FORMED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY OR RIDGEFIELD PARK, NJ

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE 6.75% SERIES D CUMULATIVE REDEEMABLE PREFERRED SHARES OF

Weingarten Realty Investors (the "Trust"), transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized representatives.

PREFERRED SHARES

Dated:

THERE ARE RESTRICTIONS ON THE TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE AS MORE FULLY SET FORTH ON THE REVERSE HEREOF.

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR
BY



AUTHORIZED SIGNATURE

SD/-
Chairman

Sd/-
Secretary

COMPANY SEAL


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WEINGARTEN REALTY INVESTORS

This Certificate and the shares represented hereby are subject in all respects to the laws of the State of Texas and to the Declaration of Trust and Bylaws of the Trust and any amendments thereto. The Declaration of Trust, as amended, provides that no shareholder shall have any preemptive rights to acquire unissued or treasury shares of the Trust. The Declaration of Trust also restricts the transfer of the shares of beneficial interest evidenced by this Certificate in connection with the qualification by the Trust as a real estate investment trust. Copies of the Trust's Declaration of Trust are on file with the Harris County, Texas, County Clerk and will be furnished to any shareholder of record without charge upon written request to the Trust at the principal place of business or registered office.

The Trust will furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and the difference in the relative rights and preferences between the shares of each series of any preferred class to the extent they have been set and the authority of the trust managers to set the relative rights and preferences of subsequent series to any holder of shares without charge on written request to the Trust at its principal place of business or registered office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

- as tenants in common
- as tenants by the entireties
- as joint tenants with right
   of survivorship and not as
   tenants in common

UNIF GIFT MIN ACT-_____________________Custodian________________________________
                                                       (Cust)
(Minor)
                     under Uniform Gifts to Minors
                                  Act
_________________________________________________________________________(State)

Additional abbreviations may also be used though not in the above list.

For value received,_____________________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


_____________________________________________________________Preferred Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________

________________________________________________________________________________



Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), ON THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


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